American Century California Tax-Free and Municipal Funds

PROSPECTUS SUPPLEMENT

CALIFORNIA TAX-FREE MONEY MARKET
CALIFORNIA MUNICIPAL MONEY MARKET
CALIFORNIA LIMITED-TERM TAX-FREE
CALIFORNIA INTERMEDIATE-TERM TAX-FREE
CALIFORNIA LONG-TERM TAX-FREE
CALIFORNIA INSURED TAX-FREE
CALIFORNIA HIGH-YIELD MUNICIPAL

Supplement dated September 1, 2000 * Prospectus dated January 1, 2000

The following replaces the fifth paragraph on page 18 of the prospectus.

Robert J. Miller

Mr. Miller, Portfolio Manager, has been a member of the team that manages
California Intermediate-Term Tax-Free since April 2000. He joined American
Century in June 1998 as a Senior Municipal Analyst. Before joining American
Century, he was a Managing Director for Washington Square Holdings, LLC from May
1997 to June 1998, and a Principal for Black & Veatch from September 1996 to
May 1997. From November 1989 to September 1996, he was an Assistant Vice
President for Moody's Investors Service. He has a bachelor's degree in business administration-finance from San Jose State University and an MBA from New York
University.

SH-SPL-22097   0008